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                                                              Exhibit 23(a)



            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
ALLIED Group, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in the Company's method of accounting for investments in 1993.


                                                  /s/ KPMG Peat Marick LLP
                                                ------------------------------
                                                      KPMG Peat Marwick LLP

Des Moines, Iowa
January 31, 1997